Investor Presentation September 2016 Exhibit 99.1

©2013 Accretive Health Inc. Safe Harbor Statement 2 This presentation contains forward-looking statements, including statements regarding future growth, plans and performance. All forward-looking statements contained in this presentation involve risks and uncertainties. The Company’s actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the factors set forth under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 10, 2016. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected. All forward-looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The Company cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that the Company may consider immaterial or does not anticipate at this time. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations may prove correct. The Company’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning the Company and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. The Company assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. The Company advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC.

©2013 Accretive Health Inc. Use of Non-GAAP Measures 3 · In order to provide a more comprehensive understanding of the information used by Accretive Health’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this presentation. These include gross and net cash generated from customer contracting activities and adjusted EBITDA. Our Board and management team use these non-GAAP measures as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations; and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation plans for employees. · Gross cash generated from customer contracting activities is defined as GAAP net services revenue, plus the change in deferred customer billings. Accordingly, gross cash generated from customer contracting activities is the sum of (i) invoiced or accrued net operating fees, (ii) cash collections on incentive fees and (iii) other services fees. Net cash generated from customer contracting activities reflects non-GAAP adjusted EBITDA and the change in deferred customer billings. · Adjusted EBITDA is defined as net income before net interest income (expense), income tax provision, depreciation and amortization expense, share-based compensation, transaction-related expenses, reorganization-related expenses and certain other items. The use of adjusted EBITDA to measure operating and financial performance is limited by our revenue recognition criteria, pursuant to which GAAP net services revenue is recognized at the end of a contract or other contractual agreement event. Adjusted EBITDA does not adequately match corresponding cash flows from customer contracting activities. As a result, the Company uses gross cash and net cash generated from customer contracting activities to better compare cash flows to operating performance. · Deferred customer billings include the portion of both (i) invoiced or accrued net operating fees and (ii) cash collections of incentive fees, in each case, that have not met our revenue recognition criteria. Deferred customer billings are included in the detail of our customer liabilities balance in the consolidated balance sheet available in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. · These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

©2013 Accretive Health Inc. Contents 4 · Who We Are · Industry Dynamics · Differentiated Value Proposition · Strategy and Financials · Appendix

©2013 Accretive Health Inc. A Leader in Revenue Cycle Management… The largest pure-play provider of outsourced revenue cycle management (RCM) services to healthcare providers …with End-to-End Capability… We optimize the full spectrum of revenue cycle operations – functions ranging from patient pre-registration to cash posting …Positioned to Serve an Evolving Market Our technology-enabled services can be deployed through a variety of models and are designed to help providers adapt to evolving payment models Who We Are 5

©2013 Accretive Health Inc. Company Profile 6 Equity snapshot Ticker: ACHI (OTC1) IPO: May 2010 Market Cap2: ~$380M 2015 top-line: $230M Operational highlights Customers: 72 hospitals Global Shared Services Centers 3,500 employees 1 We expect to list on one of the major exchanges in early 2017 2 Market cap includes preferred convertible shares on an as-converted basis Expected 2019 Profile, based on current contracts: Top-line: ~$600 million Employees: ~10,000 Customers: 132 hospitals

©2013 Accretive Health Inc. Why Invest in Accretive Health? 7   Leader in a nascent market: <10% of Hospital RCM spend is outsourced to service providers Significant Competitive Advantages: Only service provider with robust technology and scalable infrastructure encapsulated in a proprietary operating framework Compelling valuation: Significant discount to projected 2020 targets Improving fundamentals: Current contracts provide predictable growth over the next 5 years, with simplified accounting starting 2017      

©2013 Accretive Health Inc. Contents 8 · Who We Are · Industry Dynamics · Differentiated Value Proposition · Strategy and Financials · Appendix

©2013 Accretive Health Inc. Several Forces are Reshaping Revenue Cycle Management 9 • Declining reimbursement • Increasing patient responsibility, with poor collection rates • Emerging payment models • ICD-10 • Consumerism • Regional consolidation of health systems • Integration across continuum of care settings • Decades-old technology and fragmented solutions largely in use • Scarcity of human capital Financial Pressures Increasing Complexity Industry Consolidation Capital Constraints • Tighter provider margins = Lower capital investment in operations • Capital is prioritized for care-related investments and acquisitions

©2013 Accretive Health Inc. Outsourced RCM Services: Fastest Growing Segment of the RCM Market 10 Source: CMS NHE Projections, KPMG, Accretive Health Estimates 52.2 8.8 7.7 16.5 2015: $51.6B 2020: $68.7B In-House RCM Spend External RCM Spend Outsourced RCM Services External RCM Apps / Software 43.3 4.5 3.8 8.3 Estimated Hospital Revenue Cycle Spend: 15% CAGR

©2013 Accretive Health Inc. Contents 11 · Who We Are · Industry Dynamics · Differentiated Value Proposition · Strategy and Financials · Appendix

©2013 Accretive Health Inc. We Have Three Core Value Propositions… 12 Lower Cost of Revenue Cycle Operations Improve Revenue Collections Manage Emerging Payment Models 1 3 2

©2013 Accretive Health Inc. …Delivered Through Three Deployment Models 13 • Full control over customer revenue cycle operations • Customer employees transition to Accretive Health • Complementary talent deployed on-site to work with customer’s revenue cycle team • Certain functions performed from shared services centers • Non-end-to-end RCM (e.g. Physician Advisory Services, Limited-scope RCM) • Offered as Pathway to a Full Outsource or Co- Managed model Full Outsource Model Co-Managed Model Modular Services 1 2 3 One partner, regardless of deployment preference or payer payment model

©2013 Accretive Health Inc. Differentiated Approach to Driving Value: End-to-End Insight, Powered by Proprietary Capabilities 14 HITRUST Compliant

©2013 Accretive Health Inc. Our Operating System is Built on a Decade-plus of Experience 15 Operating System Technology Shared Services Analytics · Over 150 detailed methods for operational excellence, supported by >100 proprietary operating measures · Full alignment to the five financial outcomes we deliver for customers · Processes are hard-wired into operations via our technology

©2013 Accretive Health Inc. Processes and Workflows are Supported by Proprietary Technology 16 Operating System Technology Shared Services Analytics · Technology automates & institutionalizes our operations – 80% of operating methods are powered by AH technology · Enables scaled operations and distribution of work across geographic locations; Agnostic to EHR · Architected for real-time data and workflow; processing 200k+ real-time transactions per hour

©2013 Accretive Health Inc. Shared Services Centers Provide a Lever for Cost Reduction 17 Operating System Technology Shared Services Analytics · Domestic and offshore shared services infrastructure · Networked to allow seamless transition of work between different locations · Centralization of functions improves standardization, productivity and consistency · Better quality relative to work performed on-site

©2013 Accretive Health Inc. Analytics Capabilities Provide Powerful Business Insights 18 Operating System Technology Shared Services Analytics · Repository of >300 intelligence reports tied to value creation · Integration with applications activity data provides unique operational analytics capabilities · Self-service monitoring system provides total visibility into performance; even at the most granular level of operations

©2013 Accretive Health Inc. Contents 19 · Who We Are · Industry Dynamics · Differentiated Value Proposition · Strategy and Financials · Appendix

©2013 Accretive Health Inc. Near-Term Strategy to Re-launch the Company 20 1) Generate Compelling Proof Points from Ascension Deployment • Demonstrate value proposition by achieving financial performance targets • Establish scaling as a competitive advantage via deployment approach 2) Increase External Focus Translating into Growth • Re-launch brand and identity of the company • Re-design go-to-market approach that drives sales and marketing structure 3) Improve Clarity of Financial Performance • Simplify accounting (expected 2017) • Build Street’s confidence in Company’s long-term model 4) Differentiate Capabilities by Utilizing Balance Sheet • Front-end revenue cycle, including patient-engagement • Physician RCM

©2013 Accretive Health Inc. Ascension Contract Provides Stability, Growth and Visibility 21  10-year agreement  $8+ billion in new net patient revenue (NPR)  Three-year onboarding plan beginning 2H’16 Agreement signed Feb. 2016 1st Tranche onboarding (~$3B NPR) 2H’16 to 1H’17 Launched Deployment Office 1H’16 First full-year revenue run-rate 2020  2nd and 3rd Tranches ($5B+ NPR) 2H’17 to 2H’19  Note: NPR represents revenue collected by customers and is not a measure of the Company’s revenue.

©2013 Accretive Health Inc. Financials: Intro to Non-GAAP Measures 22 Gross Cash Generated from Customer Contracting Activities GAAP revenue plus change in deferred customer billings Net Cash Generated from Customer Contracting Activities GAAP net income less interest, taxes, depreciation and amortization expense, share-based compensation, and certain other items including transaction- related expenses and reorganization- related expenses, plus the change in deferred customer billings We use two non-GAAP measures to supplement GAAP measures

©2013 Accretive Health Inc. Financial Model 23 Illustrative1 Revenue and EBITDA margins by Contract Type Full-Outsource Model Co-Managed Model Modular Services Gross Cash Generated from Customer Contracting Activities Net Cash Generated from Customer Contracting Activities Yr 1 Yr 5 20-25 40-50 5-8 $M ~(2.0) Yr 1 Yr 5 3-5 10-20 3-7 ~(1.0) Yr 1 Yr 5 3-10 1-4 $M $M 1: Expected Gross Cash and Net Cash Generated based on Typical $1B NPR Customer 3-10 1-4

2020 Outlook: Healthy Growth as new Ascension Business is Onboarded


Gross Cash Generated from Customer Contracting Activities ($MM)
$900
$700
$220
$200
Mid- to high-teens Net Cash Generated Margin
~90% of low-end currently contracted*
2016 Expectations
2020 Expectations

* Includes anticipated contract renewals, including the contract with Intermountain Healthcare which was recently renewed for up to a three-year term

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©2013 Accretive Health Inc. Contents 25 · Who We Are · Industry Dynamics · Differentiated Value Proposition · Strategy and Financials · Appendix

©2013 Accretive Health Inc. Condensed Non-GAAP P&L 26 ($ in millions) 2013 2014 2015 2016E Gross Cash Generated from Cust. Contracting Activities $251.6 $233.6 $230.2 $200 - $220 Operating expenses: Cost of Sales $171.3 $170.9 $154.2 N/P SG&A $64.8 $54.9 $49.6 N/P Net Cash Generated from Cust. Contracting Activities $15.6 $7.8 $26.4 N/P N/P: Not Provided Note: Non-GAAP Cost of Sales and SG&A exclude D&A expense and stock-based compensation expense

GAAP Consolidated Statement of Operations

($ in thousands, except per share data)	2013	2014	2015	Q1 2016	Q2 2016
Net services revenue	$504,768	$210,140	$117,239	$352,193	$8,672
Operating expenses:					
Cost of services	186,752	182,144	168,977	45,130	45,112
Selling, general and administrative	79,951	69,883	74,963	17,536	24,660
Other	33,963	86,766	9,343	10,806	8,651
Total operating expenses	300,666	338,793	253,283	73,472	78,423
Income (loss) from operations	204,102	(128,653)	(136,044)	278,721	(69,751)
Net interest income	330	302	231	84	46
Income (loss) before income tax provision	204,432	(128,351)	(135,813)	278,805	(69,705)
Income tax provision (benefit)	74,349	(48,731)	(51,557)	111,402	(28,914)
Net income (loss)	**130,083**	**(79,620)**	**(84,256)**	**167,403**	**(40,791)**
Net income (loss) per common share:					
Basic	$1.36	($0.83)	($0.87)	$0.85	($0.45)
Diluted	$1.34	($0.83)	($0.87)	$0.85	($0.45)
Weighted average shares used in calculating net income (loss) per common share:					
Basic	95,687,940	95,760,762	96,806,885	98,289,802	99,414,066
Diluted	96,845,664	95,760,762	96,806,885	99,232,974	99,414,066
Consolidated statements of comprehensive income (loss)					
Net income (loss)	130,083	(79,620)	(84,256)	167,403	(40,791)
Other comprehensive loss:					
Foreign currency translation adjustments	(703)	(304)	(725)	60	(304)
Comprehensive income (loss)	$129,380	($79,924)	($84,981)	$167,463	($41,095)

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©2013 Accretive Health Inc. Reconciliation of GAAP to Non-GAAP Financials 28 ($ in thousands , except per share data) 2013 2014 2015 Q1 2016 Q2 2016 Tota l net services revenue $504,768 $210,140 $117,239 $352,193 $8,672 Change in deferred customer bi l l ings (253,127) 23,427 112,938 (311,339) 29,602 Gross cash generated from customer contracting activi ties $251,641 $233,567 $230,177 $40,854 $38,274 Net income (loss ) $130,083 ($79,620) ($84,256) $167,403 ($40,791) Net interest income (330) (302) (231) (84) (46) Income tax provis ion (benefi t) 74,349 (48,731) (51,557) 111,402 (28,914) Depreciation and amortization expense 6,823 6,047 8,462 2,271 2,361 Share-based compensation expense 23,801 20,172 31,671 6,898 11,785 Other 33,963 86,766 9,343 10,806 8,651 Adjusted EBITDA 268,689 (15,668) (86,568) 298,696 (46,954) Change in deferred customer bi l l ings (253,127) 23,427 112,938 (311,339) 29,602 Net cash generated from customer contracting activi ties $15,562 $7,759 $26,370 ($12,643) ($17,352)

©2013 Accretive Health Inc. Summary of Convertible Preferred Shares and Warrants Issued to Ascension-TowerBrook 29 Convertible Preferred Stock  $200 million of convertible preferred stock is convertible into Accretive common stock at $2.50 per share  8.0% annual dividend, payable in-kind on a quarterly basis with additional convertible preferred stock for first seven years and in cash thereafter  Equivalent to 80 million common shares at the close of the transaction, growing to ~140 million at the end of seven years Warrants  Ascension/TowerBrook investment vehicle has warrants to acquire 60 million ACHI common shares at $3.50 per share  Warrants have a ten-year term and may be exercised on a cash or cashless basis Pro forma Ownership & Voting  Preferred stock currently represents approximately 44% of Accretive’s voting shares (excludes warrants)  Each share of preferred stock has votes equal to the number of shares of common stock into which it is convertible  Preferred and common shares vote together as a single class, unless otherwise required by Delaware law Board Structure  Ascension and TowerBrook nominate 5 individuals to Accretive’s 9- member Board